Exhibit 10.42

This copy is the receipt for Remitter from remitting bank

Anshan Rural Commercial Bank Certificate of Telegraphic Transfer (Receipt) 1

□ General		□Urgent	Date of entrustment: November 16, 2015
Remitter	Full name	Northern Altair Nanotechnologies Co., Ltd.		Full name	Northern Altair Nanotechnologies Co., Ltd.
	Account No.	265312010105947793	Receiver	Account No.	866350100100082672
	Place of remitting	Anshan City / County, Liaoning Province		Place of receiving	Handan City / County, Hebei Province
Name of remitting bank		Business Department of Anshan Rural Commercial Bank	Name of receiving bank		Wu'an Branch of Bank of Handan
Amount	RMB ( in words)	RMB Nine Million Eight Hundred and Thirty-two Thousand Five Hundred and Sixty Only			Amount
￥9,832,560.00
Payment password
Additional information and usage: Transfer
Large-amount bank No.: 313129500004
Signature or seal of remitting bank			Reviewed by		Bookkeeping

        Wang Xiao

130481198404245123

 This copy is the collection notice given to the Bearer by the bank

Anshan Rural Commercial Bank Discount Voucher (Collection Notice) 4							4020005123559356
182 days							4020005123559357
Application date: November 16, 2015							No.:
Discount draft	Category	Bank acceptance	No.:	Bearer	Description	Northern Altair Nanotechnologies Co., Ltd.
	Date of draft	November 13, 2015			Account No.	265312010105947793
	Maturity date	May 13, 2016			Opening bank:	Business Department of Anshan Rural Commercial Bank Co., Ltd.
Draft acceptor		Description	Hebei Yinlong New Energy Co., Ltd.	Account No.	Opening bank:		Wu'an Credit Cooperatives
Draft amount		RMB ( in words)			RMB Ten Million Only ￥100,000,00.00	Amount
						￥100,000,00.00
Rate of discount	3.312%	Existing interest	Amount		Buyer's discount amount	Amount
			￥167,440.00			￥9,832,560.00
The discount amount has been deposited in your unit's account:					Notes:
Bank seal
____________DD/MM/YYYY					Post Supervision	Reviewed by	Bookkeeping

Application for Withdrawal of the Bank Settlement Account

Account name	Northern Altair Nanotechnologies Co., Ltd.
Name of opening bank	Business Department of Anshan Rural Commercial Bank
Opening bank code	314223023019	Account No.	265312010105947793
Nature of account	Basic () Special () General (√) Temporary () personal ()
Account opening license standard No.:	J1295000717102
Reasons for account cancellation

This Depositor applies for the modification of the aforementioned bank account content; make the commitment that account opening information provided is true and valid.

Northern Altair Nanotechnologies Co., Ltd. (seal)

Audit opinion of opening bank: Handle by (signature): Anshan Rural Commercial Bank Co., Ltd. (seal)	Audit opinion of People's Bank: Handle by (signature):
Depositor (signature and seal) DD/MM/YYYY Sealed by Wei Guohua	Opening bank (signature and seal) DD/MM/YYYY	People's Bank (signature and seal) DD/MM/YYYY

Instructions for filling in the form:

1. Fill the options with bracket by "√".

2. This application form is in triplicate, each for Depositor, opening bank and local sub-branch of People's Bank of China holding.

The first copy: kept by account-opening unit

Application of Opening Unit Bank Settlement Account

Depositor name	Northern Altair Nanotechnologies Co., Ltd.					Tel:	0310-5557759
Address:	North of Dongzhuchang Village, Wu'an Town, Wu'an County, Handan City, Hebei Province;					Postal code	056000
Depositor category	Limited Liability Company		Organization code			596827470	Validity period: May 7, 2018
Legal representative ()	Name		Wei Guohua			Certificate type	ID card
	ID No.		130481197806110059			ID expiry date	April 22, 2029
Unit head ()	Name					Certificate type
	ID No.					ID expiry date	DD/MM/YYYY
Agent ()	Name					Certificate type
	ID No.					ID expiry date	DD/MM/YYYY
Controlling shareholder ()	Name					Certificate type
Actual controller ()	ID No.					ID expiry date	DD/MM/YYYY
Industry classification	A( )	B( )	C( )	D( )	E( )	F( )	G( )	H( )	I( )	J( )
	K( )	L( )	M( )	N( )	O( )	P( )	Q( )	R( )	S( )	T( )
Registered capital	RMB Two Hundred Million Only		Area code
Business scope	The scientific research, development and production, technical service and support in the fields of nanotechnology and energy storage system; Batter materials (exclusive...)
Type of documentary evidence	Business license		Documentary evidence number		91130481596827470T			Validity period: May 7, 2018
Valid until (DD/MM/YYYY)
Tax Registration Certificate (national / government tax) No.	130481596827470				Organization credit code		G10130481000717169	Valid until (DD/MM/YYYY)
Affiliated enterprise:	Fill information of affiliated enterprises in the "Registration Form of affiliated enterprise".
Nature of account	Basic ( )		General ( )			Special ( )		Temporary ( )
Fund property			The temporary deposit account will valid until		DD/MM/YYYY
Information about superior legal person or competent unit of Depositor are shown as follows:
Name of Superior legal person or competent unit
Grant No. of account opening license for basic deposit account		Organization code
Legal representative () Unit head ()	Name
	Certificate type	ID expiry date	DD/MM/YYYY
ID No.

The following columns shall be filled by the opening bank after review:

Name of opening bank	Business Department of Anshan Rural Commercial Bank	Opening bank code	314223023019
Account name	Northern Altair Nanotechnologies Co., Ltd.	Account No.	265312010105947793
Grant No. of account opening license for basic deposit account	J1295000717102	Opening date	November 16,2015

The Depositor applies for the settlement account number of the account opening bank and promised that the provided account information is real and effective.

Depositor (official Seal)

Northern Altair Nanotechnologies Co., Ltd. (seal)

	Audit opinion of opening bank: Handle by (signature and seal): Bank (Signature and seal) ____________DD/MM/YYYY Anshan Rural Commercial Bank Co., Ltd. (seal)	Audit opinion of People's Bank: (except for the non-approved accounts) Handle by (signature and seal): People's Bank(signature and seal)
November 16, 2015 Sealed by Wei Guohua	MM/YYYY seal	MM/YYYY seal

Filling explanation:

1. The valid date must be written to apply for opening the temporary deposit account; the fund property must be written to apply for opening the special deposit account.

2. The industrial standard is published by the bank in the business premises. The industry category represented by each letter in "industry classification" is as follows: A: Agriculture, forestry, animal husbandry and fishery; B: Mining; C: Manufacturing industry; D: Electricity, fuel gas and water production and supply industry; E: Construction industry; F: Transportation, warehousing and postal services; G: Data transmission, computer services and software industry; H: Wholesale and retail industry; I: Lodging and catering industry; J: Financial services; K: Real estate industry; L: Lease and commercial service industry; M: Scientific research, technical service and address exploration industry; N: Water, environment and public facilities management industry; O: Resident services and other services; P: Education industry; Q: Health, social security and social welfare; R: Culture, education and entertainment industry; S: Public management and social organization T: Other industry

3. Fill the options with bracket by "√".

4. This application form is in triplicate, each for account-opening unit, opening bank and local sub-branch of People's Bank of China holding.

Agreement No.: __________

Discount Agreement of Bank Acceptance Bill

Party A (Buyer) is Anshan Rural Commercial Bank Co., Ltd.

Party B (Seller) is Northern Altair Nanotechnologies Co., Ltd.

According to Negotiable Instruments Law of the People's Republic of China and stipulations in other laws and regulations, and based on the principles of equity, voluntariness, integrity and credibility, Party A and Party B reach the following articles to be obeyed and executed together after the full negotiation.

Article 1      Discount amount and shares

Party B shall provide (In Words) Two (In Figures: 2) bank acceptance bills with the total face amount of (in words) RMB Ten Million Only, (in figures) RMB 10,000,000.00, to apply to Party A for handling the discount;

After Checking, Party A Shall Agree To Handle the Discount for the Aforementioned (In Words) Two (In Figures: 2) Bank Acceptance Bills with the Total Face Amount of (In Words) RMB Ten Million Only, (In Figures) RMB 10,000,000.00.

Article 2      Party A and Party B agree:

The discount interest rate shall be 3.312%; the actual transfer amount shall be (in figures) RMB 9,832,560.00, with the interest of (in figures) RMB 167,440.00.

Article 3      Rights and obligations of Party A and Party B:

1. If the accepting bank refuses to accept the bank acceptance bill provided by Party A under this Agreement, Party A will recourse Party B according to Negotiable Instruments Law of the People's Republic of China and other relevant laws and regulations as well as Article 5 under this Agreement.

2. The amount of discount handled after checked and agreed by Party A shall be transferred on the current day, and the amount shall be remitted to the bank account designated by Party B according to the transmit way chosen by both parties during the reasonable period;

The bank account designated by Party B is:

Account name: Northern Altair Nanotechnologies Co., Ltd.                                              ;

Opening bank: Business Department of Anshan Rural Commercial Bank Co., Ltd.;

Account No.: 265312010105947793                                                                                          ;

3. If Party A violates the stipulation in Paragraph 2 of this article, Party B shall be entitled to require Party A to return the default bills;

4. Party B shall guarantee that acquisition of the bill under this Agreement confirms to the Law of Negotiable Instrument and the stipulations in the relevant laws; The bank acceptance bill and all the data provided by it shall be legal, true and valid, and Party B shall be responsible for any loss caused due to inconformity with the aforementioned matters;

Article 4      Liability for Breach of Contract:

Either Party A or Party B shall compensate the other party for the loss due to failure to perform the obligations stipulated in the agreement.

Article 5      Recourse and calculation of the delayed interest:

Party A shall have the right of recourse to Party B under each bank acceptance bill of which the discount is handled by Party A for Party B. Party A should notify Party B of the matters of payment refusal in writing; Party B should guarantee to transfer the draft amount and delayed interest of the payment refused (the draft amount shall be calculated according to the interest rate stipulated by People's Bank of China from the due date or presentment for pay day to the liquidation day) to the account designated by Party A within 3 working days from the second day after receiving the written recourse notice, and should get back the bill after Party A receives the aforementioned amount.

Article 6 Way of Dispute Settlement

The matters uncovered in this Agreement can be settled by both parties' friendly negotiation or litigation; if the litigation is adopted, the legal proceedings shall be instituted in the People's Count in the place where Party A is located.

Article 7 Validation of the agreement

The text of this Agreement is in duplicate, and it will take effect from the date when Party A's and Party B's legal representatives (person in charge) or their authorized agents sign or seal the official seal on it. Each party holds one copy with the same legal effects.

Article 8 Others agreed on by both parties:

___________________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________________

Party A: Anshan Rural Commercial Bank Co., Ltd.	Party B: Northern Altair Nanotechnologies Co., Ltd.
(Seal) Financial Market Department of Anshan Rural Commercial Bank Co., Ltd. (Seal)	(seal) Northern Altair Nanotechnologies Co., Ltd. (seal)

Legal Representative (or person in charge): Sealed by Wei Lixin	Legal representative: Sealed by Wei Guohua
November 16, 2015	November 16, 2015

Bill Discounting Business List

S/N	Draft number	Draft amount	Date of draft	Maturity date	Full name of the Drawer	Drawer's account No.:	Full name of the paying bank	Bank number	Address of paying bank	Discount date	Day of the week	Adjust	Number of days	Interest rate %	Interest	Amount actually paid
1	4020005123559356	5,000,000.00	November 13, 2015	May 13, 2016	Hebei Yinlong New Energy Co., Ltd.	068880122000068956	Wu'an Credit Cooperatives	402129500018	Wu'an	November 16, 2015	V	3	182	3.312	83,720.00	4,916,280.00
2	4020005123559357	5,000,000.00	November 13, 2015	May 13, 2016	Hebei Yinlong New Energy Co., Ltd.	068880122000068956	Wu'an Credit Cooperatives	402129500018	Wu'an	November 16, 2015	V	3	182	3.312	83,720.00	4,916,280.00
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
		10,000,000.00													167,440.00	9,832,560.00